EXHIBIT 10.25

Loan Nos. RX0583 and RX0584

SECOND AGREEMENT REGARDING AMENDMENTS TO LOAN DOCUMENTS

This SECOND AGREEMENT REGARDING AMENDMENTS TO LOAN DOCUMENTS (this “Amendment Agreement”), dated as of September 5, 2014, is between (i) NEW ULM TELECOM, INC. (the “New Ulm”), (ii) WESTERN TELEPHONE COMPANY (“WTC”), PEOPLES TELEPHONE COMPANY (“PTC”), NEW ULM PHONERY, INC. (“Phonery”), NEW ULM CELLULAR #9, INC. (“Cellular”), NEW ULM LONG DISTANCE, INC. (“Long Distance”), HUTCHINSON TELEPHONE COMPANY (“Hutchinson Telephone”), HUTCHINSON CELLULAR, INC. (“Hutchinson Cellular”), HUTCHINSON TELECOMMUNICATIONS, INC. (“Hutchinson Telecom”) and SLEEPY EYE TELEPHONE COMPANY (“Sleepy Eye” and, together with WTC, PTC, Phonery, Cellular, Long Distance, Hutchinson Cellular, and Hutchinson Telecom, each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, together with New Ulm and Hutchinson Telephone, each a “Loan Party” and, collectively, the “Loan Parties”), and (iii) COBANK, ACB (“CoBank”).

RECITALS

WHEREAS, New Ulm and CoBank are parties to that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), as supplemented by that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, providing for a term loan in the amount of $15,000,000 (as amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $10,000,000 (as amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”), and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012, providing for a term loan in the amount of $4,500,000 (as amended, modified, supplemented, extended or restated from time to time, the “New Ulm Third Supplement”; the MLA, as supplemented by the First Supplement, the Second Supplement and the Third Supplement, collectively, the “New Ulm Loan Agreement”);

WHEREAS, CoBank and Hutchinson Telephone (as successor by merger to Hutchinson Acquisition Corp.) have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated June 9, 2009, that certain letter agreement, dated September 14, 2009, by that certain letter agreement, dated March 25, 2011, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson First Supplement”), providing for a term loan of up to $29,700,000 (the “Hutchinson Term Loan”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Second Supplement”), providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $2,000,000 (the “Hutchinson Revolver Loan”), and that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Third Supplement”; and, together with the Hutchinson MLA, the Hutchinson First Supplement and the Hutchinson Second Supplement, the “Hutchinson Loan Agreement”; the Hutchinson Loan Agreement and the New Ulm Loan Agreement, collectively, the “Loan Agreements”), providing for a term loan of up to $3,000,000;

WHEREAS, the Loan Parties have executed and delivered to CoBank that certain Continuing Guaranty, dated as of January 4, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and by that certain Joinder to Continuing Guaranty regarding Sleepy Eye, dated as of December 31, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “Guaranty”), pursuant to which, among other things, the Loan Parties guaranteed all then existing or thereafter arising obligations of New Ulm and Hutchinson Telephone to CoBank under the Loan Agreements or otherwise;

WHEREAS, each Loan Party has executed and delivered to CoBank a separate Security Agreement, each dated as of January 4, 2008 or December 31, 2012, as applicable (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and by that certain Agreement Regarding Amendments to Stock Pledge Agreement and Security Agreements, dated December 31, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, each a “Security Agreement” and, collectively, the “Security Agreements”), pursuant to which each Loan Party has granted to CoBank as security for its obligations under Loan Agreements, Guaranty or otherwise a security interest in substantially all of its then owned or thereafter acquired tangible and intangible personal property;

WHEREAS, New Ulm has also executed and delivered to CoBank that certain Stock Pledge Agreement, dated as of January 4, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and by that certain Agreement Regarding Amendments to Stock Pledge Agreement and Security Agreements, dated December 31, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “New Ulm Pledge Agreement”), pursuant to which New Ulm granted to CoBank a security interest in and lien on the equity interests described therein;

WHEREAS, Hutchinson Telephone has executed and delivered to CoBank that certain Stock Pledge Agreement, dated as of January 4, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Telephone Pledge Agreement”), pursuant to which Hutchinson Telephone granted to CoBank as security for its obligations under the Hutchinson Loan Agreement, Guaranty or otherwise a security interest in and lien on the equity interests described therein, and Hutchinson Cellular has executed and delivered to CoBank that certain Stock Pledge Agreement, dated as of January 4, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Cellular Pledge Agreement” and, together with the Hutchinson Telephone Pledge Agreement, collectively, the “Hutchinson Pledge Agreements”), pursuant to which Hutchinson Cellular granted to CoBank as security for its obligations under the Guaranty or otherwise a security interest in and lien on the equity interests described therein;

WHEREAS, New Ulm has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of May 14, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “New Ulm Mortgage”), and recorded in the Office of County Recorder, Brown County, Minnesota on June 6, 2008, as document number 366501, the Office of the County Recorder, Nicollet County, Minnesota on June 17, 2008, as document number 279148, and in the Office of the County Recorder, Redwood Falls, Minnesota on June 18, 2008, as document number 327975;

WHEREAS, WTC has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of May 14, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “WTC Mortgage”), and recorded in the Office of County Recorder, Brown County, Minnesota on June 6, 2008, as document number 366500, and the Office of the County Recorder, Redwood Falls, Minnesota on June 18, 2008, as document number 327976;

WHEREAS, PTC has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of January 5, 2009 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “PTC Mortgage”), and recorded with the Recorder, Cherokee, Iowa on January 29, 2009, at Book 2009, Page 0160;

WHEREAS, Hutchinson Telephone has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of May 14, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Telephone Mortgage”), and recorded in the Office of the County Recorder, McLeod County, Minnesota on June 6, 2008, as document number A-377660, and the Office of Registrar of Titles, McLeod County, Minnesota on June 6, 2008, as document number T-48118;

WHEREAS, Hutchinson Telecom has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of May 14, 2008 (as amended by that certain Agreement Regarding Amendments to Loan Documents, dated December 19, 2012, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Telecom Mortgage”), and recorded in the Office of County Recorder, Meeker County, Minnesota on June 6, 2008, as document number 353708;

WHEREAS, Sleepy Eye has executed and delivered to CoBank that certain Real Estate Mortgage, Assignment of Rents and Profits, Security Agreement and Fixture Financing Statement, dated as of December 31, 2012 (as amended, modified, supplemented, extended or restated from time to time, the “Sleepy Eye Mortgage” and, together with the New Ulm Mortgage, the WTC Mortgage, the PTC Mortgage and the Hutchinson Telephone Mortgage, each a “Mortgage” and, collectively, the “Mortgages”), and recorded in the Office of County Recorder, Brown County, Minnesota on January 18, 2012, as document number 391383;

WHEREAS, New Ulm has requested an increase in the Commitment (as defined in the New Ulm Second Supplement) under the New Ulm Second Supplement (the “Second Supplement Increase”) in the amount of $2,000,000 such that the New Ulm Second Supplement shall provide for a revolving loan in an aggregate principal amount outstanding at any one time of up to $12,000,000;

WHEREAS, concurrent with the execution and delivery of this Amendment Agreement, the Borrower is executing and delivering an Amended and Restated Promissory Note, dated as of the date hereof (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Second Supplement Note”) reflecting the Second Supplement Increase;

WHEREAS, in connection with the Second Supplement Increase, the Loan Parties and CoBank have agreed to certain amendments to the New Ulm Second Supplement, the New Ulm Pledge Agreement, the Guaranty, the Hutchinson Pledge Agreements, the Mortgages and the other Loan Documents, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Amendment Agreement, the Loan Parties and CoBank each hereby agrees as follows:

SECTION 1.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the New Ulm MLA.

SECTION 2.  Section 1 of the New Ulm Second Supplement is hereby amended by amending and restating such section in its entirety as follows:

Section 1.  Revolving Loan Commitment.  On the terms and conditions set forth in the MLA and this Second Supplement, CoBank agrees to make one or more advances (collectively, the “Loan”) to the Borrower during the Availability Period (as hereinafter defined in Section 3 of this Second Supplement) in an aggregate principal amount outstanding at any one time not to exceed $12,000,000 (the “Commitment”).  The Commitment shall be reduced from time to time as provided in Section 6 and Section 7 hereof and shall expire at 12:00 noon Central time on the Business Day immediately preceding December 31, 2014, or such later date as CoBank in its sole discretion shall provide in writing (the “Maturity Date”).  Under the Commitment, amounts borrowed and later repaid may be reborrowed.

SECTION 3.  The second WHEREAS clauses of the New Ulm Pledge Agreement are hereby amended by amending and restating such clauses to read in their entirety as follows:

WHEREAS, the Secured Party and the Pledgor have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”), providing for a term loan of up to $15,000,000 (the “First New Ulm Term Loan”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”), providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $12,000,000 (the “New Ulm Revolver Loan”), and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Third Supplement” and, together with the New Ulm MLA, the New Ulm First Supplement, and the New Ulm Second Supplement, the “New Ulm Loan Agreement”), providing for a term loan of up to $4,500,000 (the “Second New Ulm Term Loan”); and

SECTION 4.  The WHEREAS clauses of the New Ulm Pledge Agreement are hereby amended by inserting the following as a new eighth WHEREAS clause:

WHEREAS, as an inducement to CoBank to amend the New Ulm Second Supplement to increase the amount of the Commitment (as defined in the New Ulm Second Supplement) thereof, the Pledgor has agreed to amend this Pledge Agreement and certain other Loan Documents as described in that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014;

SECTION 5.  The last paragraph of Section 2 of the New Ulm Pledge Agreement is hereby amended by amending and restating such paragraph to read in its entirety as follows:

The lien and security interest granted hereunder shall secure the following obligations (collectively, the “Secured Obligations”):  (i) the payment and performance of all obligations of the Pledgor and Hutchinson under the Loan Agreements and any other Loan Document, including, without limitation, the payment of all principal, interest and other amounts becoming due and payable under that certain Promissory Note, dated as of even date herewith, made by the Pledgor to the Secured Party in the principal face amount of $15,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Amended and Restated Promissory Note, dated as of September 5, 2014, made by the Pledgor to the Secured Party in the principal face amount of $12,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Promissory Note, dated as of December 19, 2012, made by the Pledgor to the Secured Party in the principal face amount of $4,500,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Promissory Note, dated as of even date herewith, made by Hutchinson to the Secured Party in the principal face amount of $29,700,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Promissory Note, dated as of even date herewith, made by Hutchinson to the Secured Party in the principal face amount of $2,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, and that certain Promissory Note, dated as of even date herewith, made by Hutchinson to the Secured Party in the principal face amount of $3,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; (ii) all payments and performances to be made by the Pledgor under the Guaranty; (iii) all payments and performances to be made by the Pledgor or Hutchinson under all other Loan Documents; (iv) the payment of all other indebtedness and the performance of all other obligations of the Pledgor and Hutchinson to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances, Interest Rate Agreements provided by the Secured Party and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the Pledgor or Hutchinson and the Secured Party; and (v) the payment of any and all additional advances made or costs or expenses incurred by the Secured Party to protect or preserve the Pledged Collateral or the security title, lien and security interest created hereby or for any other purpose provided herein (whether or not the Pledgor remains the owner of the Pledged Collateral at the time such advances are made or costs or expenses are incurred).

SECTION 6.  The first WHEREAS clauses of the Guaranty are hereby amended by amending and restating such clauses to read in their entirety as follows:

WHEREAS, CoBank and New Ulm Telecom, Inc. (“New Ulm”) have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”), providing for a term loan of up to $15,000,000, that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”) providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $12,000,000, and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Third Supplement”; the New Ulm MLA, as supplemented by the New Ulm First Supplement, the New Ulm Second Supplement, and the New Ulm Third Supplement, the “New Ulm Loan Agreement”), providing for a term loan of up to $4,500,000;

SECTION 7.  The WHEREAS clauses of the Guaranty are hereby amended by inserting the following as a new ninth WHEREAS clause:

WHEREAS, as an inducement to CoBank to amend the New Ulm Second Supplement to increase the amount of the Commitment (as defined in the New Ulm Second Supplement) thereof, the Guarantors have agreed to amend this Guaranty and certain other Loan Documents as described in that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014;

SECTION 8.  The fourth WHEREAS clause of the Hutchinson Pledge Agreements are hereby amended by amending and restating such clauses to read in their entirety as follows:

WHEREAS, the Secured Party and New Ulm have entered into that certain Master Loan Agreement, dated as of January 4, 2008 (as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”), providing for a term loan of up to $15,000,000 (the “First New Ulm Term Loan”), that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”), providing for a reducing revolving loan in an aggregate principal amount outstanding at any one time not to exceed $12,000,000 (the “New Ulm Revolver Loan”), and that certain Third Supplement to the Master Loan Agreement, dated as of December 19, 2012 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Third Supplement” and, together with the New Ulm MLA, the New Ulm First Supplement and the New Ulm Second Supplement, the “New Ulm Loan Agreement”; the New Ulm Loan Agreement together with the Hutchinson Loan Agreement, each a “Loan Agreement” and, collectively, the “Loan Agreements”), providing for a term loan of up to $4,500,000 (the “Second New Ulm Term Loan” and, together with the Hutchinson Term Loan, the Hutchinson Revolver Loan, the Hutchinson Bridge Loan, the First New Ulm Term Loan and the New Ulm Revolver Loan, the “Loans”); and

SECTION 9.  The WHEREAS clauses of the Hutchinson Pledge Agreements are hereby amended by inserting the following as a new eighth WHEREAS clause:

WHEREAS, as an inducement to CoBank to amend the New Ulm Second Supplement to increase the amount of the Commitment (as defined in the New Ulm Second Supplement) thereof, the Pledgor has agreed to amend this Pledge Agreement and certain other Loan Documents as described in that certain Second Agreement Regarding Amendments to Loan Documents, dated as of September 5, 2014;

SECTION 10.  The last paragraph of Section 2 of the Hutchinson Pledge Agreements is hereby amended by amending and restating such paragraph to read in its entirety as follows:

The lien and security interest granted hereunder shall secure the following obligations (collectively, the “Secured Obligations”):  (i) the payment and performance of all obligations of Hutchinson and New Ulm under the Loan Agreements and any other Loan Document, including, without limitation, the payment of all principal, interest and other amounts becoming due and payable under that certain Promissory Note, dated January 4, 2008, made by Hutchinson to the Secured Party in the principal face amount of $29,700,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; that certain Promissory Note, dated January 4, 2008, made by Hutchinson to the Secured Party in the principal face amount of $2,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; that certain Promissory Note, dated January 4, 2008, made by Hutchinson to the Secured Party in the principal face amount of $3,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; that certain Promissory Note, dated January 4, 2008, made by New Ulm to the Secured Party in the principal face amount of $15,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, that certain Amended and Restated Promissory Note, dated September 5, 2014, made by New Ulm to the Secured Party in the principal face amount of $12,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, and that certain Promissory Note, dated December 19, 2012, made by New Ulm to the Secured Party in the principal face amount of $4,500,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time; (ii) all payments or performances to be made by the Pledgor under the Guaranty; (iii) all payments or performances to be made by the Pledgor, Hutchinson or New Ulm under all other Loan Documents; (iv) the payment of all other indebtedness and the performance of all other obligations of the Pledgor, Hutchinson and New Ulm to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances, Interest Rate Agreements provided by the Secured Party and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the Pledgor, Hutchinson or New Ulm and the Secured Party parties; and (v) the payment of any and all additional advances made or costs or expenses incurred by the Secured Party to protect or preserve the Pledged Collateral or the security title, lien and security interest created hereby or for any other purpose provided herein (whether or not the Pledgor remains the owner of the Pledged Collateral at the time such advances are made or costs or expenses are incurred).

SECTION 11.  Appendix A of each Mortgage is hereby amended by amending and restating part 1 of such Appendix describing the “Credit Agreements” referred to in Section 1.01 of such Mortgage to read in its entirety as follows:

1.

The “Credit Agreements” referred to in Section 1.01 are as follows:

The Master Loan Agreement, dated as of January 4, 2008, between New Ulm Telecom, Inc., as the borrower (the “Borrower”), and CoBank, ACB, as the lender (the “Lender”), as amended by that certain letter agreement, dated March 27, 2009, that certain letter agreement, dated September 14, 2009, that certain letter agreement, dated March 25, 2011, that certain letter agreement, dated May 2, 2012, and as the same may further be amended, restated, supplemented or otherwise modified from time to time, and as supplemented by (i) the First Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Borrower and the Lender, as amended, restated, supplemented or otherwise modified from time to time, (ii) the Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Borrower and the Lender, as amended, restated, supplemented or otherwise modified from time to time, and (iii) the Third Supplement to the Master Loan Agreement, dated as of December 19, 2012, between the Borrower and the Lender, as amended, restated, supplemented or otherwise modified from time to time.

The Promissory Note, dated January 4, 2008, made by the Borrower to the Lender in the principal face amount of $15,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, the Amended and Restated Promissory Note, dated September 5, 2014, made by the Borrower to the Lender in the principal face amount of $12,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, and the Promissory Note, dated December 19, 2012, made by the Borrower to the Lender in the principal face amount of $4,500,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Master Loan Agreement, dated as of January 4, 2008, between Hutchinson Telephone Company, as the borrower (as successor by merger to Hutchinson Acquisition Corporation, the “Subsidiary Borrower”), and the Lender, as amended by that certain letter agreement, dated June 9, 2009, that certain letter agreement, dated September 14, 2009, by that certain letter agreement, dated March 25, 2011, and as the same may further be amended, restated, supplemented or otherwise modified from time to time, and as supplemented by (i) that certain First Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Mortgagee, as amended, restated, supplemented or otherwise modified from time to time, (ii) that certain Second Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Mortgagee, as amended, restated, supplemented or otherwise modified from time to time, and (iii) that certain Third Supplement to the Master Loan Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Mortgagee, as amended, restated, supplemented or otherwise modified from time to time.

The Promissory Note, dated January 4, 2008, made by the Subsidiary Borrower to the Lender in the principal face amount of $29,700,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, the Promissory Note, dated January 4, 2008, made by the Subsidiary Borrower to the Lender in the principal face amount of $2,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time, and the Promissory Note, dated January 4, 2008, made by the Subsidiary Borrower to the Lender in the principal face amount of $3,000,000, as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between the Borrower and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between the Subsidiary Borrower and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Western Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Peoples Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between New Ulm Phonery, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between New Ulm Cellular #9 and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between New Ulm Long Distance, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Hutchinson Telephone Company and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Hutchinson Cellular, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of January 4, 2008, between Hutchinson Telecommunications, Inc. and the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Continuing Guaranty, dated as of January 4, 2008, by the Borrower, the Subsidiary Borrower, Western Telephone Company, Peoples Telephone Company, New Ulm Phonery, Inc., New Ulm Cellular #9, Inc., New Ulm Long Distance, Inc., Hutchinson Cellular, Inc. and Hutchinson Telecommunications, Inc. in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, that certain Joinder to Continuing Guaranty regarding Sleepy Eye Telephone Company, dated as of December 31, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by the Borrower in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by the Subsidiary Borrower in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Stock Pledge Agreement, dated as of January 4, 2008, by Hutchinson Cellular, Inc. in favor of the Lender, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of December 19, 2012, and as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

The Security Agreement, dated as of December 31, 2012, between Sleepy Eye Telephone Company and the Lender, as the same may further be amended, modified, supplemented, extended, restated, renewed or replaced from time to time.

All other Loan Documents to which the Borrower or the Subsidiary Borrower is a party.

SECTION 12.  WAIVER.  Section 9(D) of the Loan Agreements prohibits the Loan Parties from forming or creating any Subsidiary.  The Loan Parties have advised CoBank that on November 3, 2008, one of the Loan Parties formed Tech Trends, Inc. (“Tech Trends”), a Minnesota corporation, as a direct-wholly owned Subsidiary (the “Tech Trends Formation Default”).  In reliance on the representations, warranties and agreements provided and made by the Loan Parties to CoBank herein and in connection with such waiver, CoBank hereby waives the Tech Trends Formation Default; provided that, (1) no Loan Party directory or indirectly enters into any transaction with Tech Trends or any Affiliate of Tech Trends unless the transaction is in the ordinary course of business and pursuant to the reasonable requirements of the business of such Loan Party and upon fair and reasonable terms which are fully disclosed to CoBank and are no less favorable to such Loan Party than would be obtained in a comparable arm’s length transaction with a person or entity that is not an Affiliate; and (2) on or before December 31, 2014, Tech Trends executes and delivers to CoBank a joinder to the Guaranty, a security agreement substantially in the form of the Security Agreements, an acknowledgment of the pledge of the equity interests of Tech Trends by the applicable Loan Party and any other Loan Documents as CoBank may request in its reasonable discretion, each in form and substance acceptable to CoBank in its reasonable discretion.

SECTION 13.  Neither this Amendment Agreement nor any prior amendment to the Loan Agreement or other Loan Documents shall constitute a novation of the Loan Agreement or the other Loan Documents.  The Loan Parties acknowledge and expressly agree that this Amendment Agreement is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by CoBank, of its intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future.  All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment Agreement.  The Loan Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the amendments contemplated hereby.

SECTION 14.  All references to the New Ulm Second Supplement, New Ulm Pledge Agreement, the Guaranty, the Hutchinson Telephone Pledge Agreement, the Mortgages and the Note evidencing the Loan provided for by the New Ulm Second Supplement Note (collectively, the “Amended Documents”) in any of the Amended Documents, in any other documents, instruments or agreements executed or delivered in connection therewith or in any Loan Document, shall be deemed a reference to such Amended Document as amended by this Amendment Agreement or the Second Supplement Note (this Amendment Agreement and the Second Supplement, collectively, the “Modifying Documents”).  Except as expressly provided in this Amendment Agreement, the execution and delivery of this Amendment Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Agreement or the other Loan Documents, and, except as specifically provided in this Amendment Agreement, the Loan Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 15.  Each of the Loan Parties hereby represents and warrants to CoBank as follows:

(a)

such entity has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Modifying Documents to which it is a party, in accordance with its terms.  Each Modifying Document has been duly executed and delivered by each entity party thereto and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms;

(b)

the execution, delivery and performance of the Modifying Documents in accordance with their terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i)

require any governmental approval or violate any applicable Law relating to such entity;

(ii)

conflict with, result in a breach of or constitute a default under the organizational documents of such entity, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any governmental approval relating to it; or

(iii)

result in or require the creation or imposition of any lien (except as permitted by the Loan Agreement and the other Loan Documents) upon or with respect to any property now owned or hereafter acquired by such entity;

(c)

that, after giving effect to the amendments set forth in the Modifying Documents the representations and warranties of such entity set forth in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof as if made on the date hereof; and

(d)

after giving effect to this Amendment Agreement, no Potential Default or Event of Default under any Loan Agreement or any other Loan Documents has occurred and is continuing as of this date.

SECTION 16.  New Ulm, as the maker of its Security Agreement, the New Ulm Pledge Agreement, the Guaranty and certain other Loan Documents, Hutchinson Telephone, as the maker of its Security Agreement, the Hutchinson Telephone Pledge Agreement, the Guaranty and certain other Loan Document, and each Subsidiary Guarantor, as the maker of the Guaranty, its respective Security Agreement and certain other Loan Documents, hereby confirms and agrees that (a) each such document, as amended hereby, as applicable, is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of New Ulm, Hutchinson Telephone and the other Loan Parties to CoBank under the Loan Agreements and the other Loan Documents.

SECTION 17.  This Amendment Agreement shall become effective as of its date.  All obligations and rights of the Loan Parties and CoBank arising out of or relating to the period commencing on the effective date hereof shall be governed by the terms and provisions of the Loan Agreement as amended by this Amendment Agreement; the obligations of and rights of the Loan Parties and CoBank arising out of or relating to the period prior to the date hereof shall continue to be governed by the Loan Agreement without giving effect to the amendments provided for herein.

SECTION 18.  New Ulm and Hutchinson Telephone, jointly and severally,

agrees to pay CoBank, on demand, all out-of-pocket costs and expenses incurred by CoBank, including, without limitation, the reasonable fees and expenses of counsel retained by CoBank, in connection with the negotiation, preparation, execution and delivery of this Amendment Agreement, the Second Supplement Note and all other instruments and documents contemplated hereby.

SECTION 19.  This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

SECTION 20.  Except to the extent governed by applicable federal law, this Amendment Agreement shall be governed by and construed in accordance with the laws of the Colorado, without reference to choice of law doctrine.

[Signatures comment on following page.]

Second Agreement Regarding Amendments to Loan Documents/
New Ulm Telecom, Inc.

IN WITNESS WHEREOF, the Loan Parties have caused this Amendment Agreement to be executed and delivered, and CoBank has caused this Amendment Agreement to be executed and delivered, each by their respective duly authorized officers as of the date first shown above.

NEW ULM TELECOM, INC.

By: ______________________ 9-4-14
Curtis Kawlewski
Chief Financial Officer

HUTCHINSON TELEPHONE COMPANY

By: ______________________ 9-4-14
Curtis Kawlewski
Chief Financial Officer

NEW ULM LONG DISTANCE, INC.,
NEW ULM CELLULAR #9, INC.,
NEW ULM PHONERY, INC.,
PEOPLES TELEPHONE COMPANY,
WESTERN TELEPHONE COMPANY,
HUTCHINSON TELECOMMUNICATIONS, INC.,
HUTCHINSON CELLULAR, INC., and
SLEEPY EYE TELEPHONE COMPANY,
each as a Subsidiary Guarantor

By: ______________________ 9-4-14
Curtis Kawlewski
Chief Financial Officer

[Signatures continue on following page.]

Second Agreement Regarding Amendments to Loan Documents/
New Ulm Telecom, Inc.

[Signatures continued from previous page.]

COBANK, ACB

By:______________________
Lennie Blakeslee
Vice President